UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 21, 2024
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TILLY’S, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Whatney
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
(949) 609-5599
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	TLYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends Item 5.02 of the Current Report on Form 8-K filed by Tilly’s, Inc. (the “Company”) on January 22, 2024 (the “Original Report”), in which the Company reported, among other things, that Edmond Thomas retired from his position as the President and Chief Executive Officer of the Company and as a director of the board of directors (the “Board”) of the Company, effective as of January 21, 2024 (the “Separation Date”). This Amendment is being filed solely to provide additional information regarding compensation as required under Item 5.02. Except as set forth herein, no other changes have been made to the Original Report

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 15, 2024, the Company entered into an employment separation and release agreement (the “Separation Agreement”) with Edmond Thomas. Pursuant to the Separation Agreement, Mr. Thomas will be entitled to the following separation payments and benefits, provided he executes and does not revoke a general release of claims against the Company and its affiliates: (i) $667,000, payable in substantially equal monthly installments for the 12-month period following the Separation Date; (ii) all Company equity awards held by Mr. Thomas that are outstanding as of the Separation Date will vest in full and will remain exercisable in accordance with the award agreements pursuant to which such awards were granted; and (iii) Company-subsidized COBRA coverage for up to 12 months following the Separation Date. The foregoing separation payments and benefits also are subject to Mr. Thomas’s continued compliance with the restrictive covenants set forth in the Separation Agreement.
The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by the text of the agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Exhibit Title or Description
10.1	Employment Separation and Release Agreement, dated as of February 15, 2024, by and between Tilly’s, Inc. and Edmond Thomas.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: February 15, 2024	By:	/s/ Michael L. Henry
	Name:	Michael L. Henry
	Title:	Executive Vice President, Chief Financial Officer